SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 15, 2003

THE EXPLORATION COMPANY OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

500 North Loop 1604 East, Suite 250
San Antonio, Texas	78232
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Item 9: Regulation FD Disclosure

Attached, as Exhibit 99.1, is a press release issued by the Registrant on May 15, 2003 regarding its financial results for the quarter ended March 31, 2003. This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K and is presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 16, 2003

THE EXPLORATION COMPANY OF DELAWARE, INC.

/s/ Roberto R. Thomae
Roberto R. Thomae
Chief Financial Officer
Secretary/Treasurer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
Number Description

99	Press Release dated May 15, 2003 with respect to the Registrant's financial results for the quarter ended March 31, 2003